EXHIBIT 32.2 - CERTIFICATION OF CHIEF FINANCIAL OFFICER OF BLUEGATE CORPORATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 AND SECTION 1350 OF 18 U.S.C. 63.

I, Charles E. Leibold, the Chief Financial Officer of Bluegate Corporation, hereby certify that Bluegate Corporation's periodic report on Form 10-QSB, for the period ending June 30, 2007, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and that information contained in the periodic report on Form 10-QSB fairly presents, in all material respects, the financial condition and results of the operations of Bluegate Corporation.

Date: July 31, 2007	/s/	Charles E. Leibold
Charles E. Leibold,
Chief Financial Officer